UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)			December 4, 2024

(Commission File Number)	(Exact Name of Registrant as Specified in Its Charter)			(I.R.S. Employer Identification No.)
1-12579	OGE ENERGY CORP.			73-1481638
Oklahoma
(State or Other Jurisdiction of Incorporation)

321 North Harvey	P.O. Box 321	Oklahoma City	Oklahoma	73101-0321
(Address of Principal Executive Offices)				(Zip Code)

(405) 553-3000

(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
OGE Energy Corp.	Common Stock	OGE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

OGE Energy Corp. (”OGE Energy”) is the parent company of Oklahoma Gas and Electric Company (“OG&E”), a regulated electric company with approximately 905,000 customers in Oklahoma and western Arkansas.

On December 4, 2024, OGE Energy issued a press release announcing that on December 4, 2024 its Board of Directors named Charles B. Walworth as Chief Financial Officer (“CFO”) and Treasurer of OGE Energy and OG&E. As previously reported, Mr. Walworth, 50, was appointed by the Board of Directors as interim CFO in August 2024. Mr. Walworth has also served as Treasurer of OGE Energy and OG&E since 2014.

As CFO, Mr. Walworth’s 2025 base salary will be at the annual rate of $560,019. Mr. Walworth will also receive grants of annual and long-term incentive compensation with terms similar to those of other executive officers. Mr. Walworth’s target individual award under the OGE Energy Corp. Annual Incentive Compensation Plan for the 2025 plan year will be 70% of his base salary. Mr. Walworth’s targeted payout for the 2025 grant of long-term incentive awards under the OGE Energy Corp. 2022 Stock Incentive Plan will be equal to 150% of his base salary. Similar to the grants to other executive officers, this grant will include two components: (i) performance units, which will constitute 65 percent of the award and be payable based on achievement of specified total shareholder return over the three-year period January 1, 2025 to December 31, 2027, with earned payouts for the grant ranging from 0 percent to 200 percent and (ii) restricted stock units, which will constitute 35 percent of the award, and will have a three-year cliff vesting period ending December 31, 2027.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

99.01	Press release dated December 4, 2024, announcing OGE Energy Corp. appoints Walworth as chief financial officer.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OGE ENERGY CORP.
(Registrant)

By:	/s/ Sarah R. Stafford
Sarah R. Stafford
Controller and Chief Accounting Officer

December 4, 2024